Wachovia Asset Securitization Issuance, LLC

Historical Deal Performance

WACHOVIA
SECURITIES

Historical Deal Performance



Gross CPR (1 month annualized)
60
54
48
42
36
30
24
18
12
6
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
Age (Months)
WASI 2002-HE1
WASI 2002-HE2
WASI 2003-HE1
WASI 2003-HE2 - Group 1
WASI 2003-HE2 - Group 2
WASI 2003-HE3

Historical Deal Performance


Draw Rate (1 month annualized)
80
72
64
56
48
40
32
24
16
8
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
Age (Months)
WASI 2002-HE1
WASI 2002-HE2
WASI 2003-HE1
WASI 2003-HE2 - Group 1
WASI 2003-HE2 - Group 2
WASI 2003-HE3

Historical Deal Performance



Net CPR (1 month annualized)
40
24
8
-8
-24
-40
-56
-72
-88
-104
-120
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19
Age (Months)
WASI 2002-HE1
WASI 2002-HE2
WASI 2003-HE1
WASI 2003-HE2 - Group 1
WASI 2003-HE2 - Group 2
WASI 2003-HE3